EXIBIT 32.2

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Quarterly Report of Sector 10, Inc. (fna SKRM Interactive, Inc).; on Form 10-Q for the quarterly period ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), Laurence A. Madison, Chief Financial Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

February 12, 2009

By:	/s/ LAURENCE A. MADISON
Name:	Laurence A. Madison
Chief Financial Officer